                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 29, 2004


                           HANOVER COMPRESSOR COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                   Delaware                                       1-13071                             76-0625124
(State or Other Jurisdiction of Incorporation)            (Commission File Number)        (IRS Employer Identification No.)

                                12001 North Houston Rosslyn
                                      Houston, Texas                                                     77086
                         (Address of Principal Executive Offices)                                      (Zip Code)

       Registrant's telephone number, including area code: (281) 447-8787

ITEM 12. Results of Operations and Financial Condition

On April 29, 2004, we issued a press release announcing our financial results for the quarter ended March 31, 2004. The press release is furnished as
Exhibit 99.1 and is incorporated herein by reference

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           HANOVER COMPRESSOR COMPANY

Date: April 29, 2004                    By:   /s/  John E. Jackson
                                            -----------------------------
                                            Name:  John E. Jackson
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------

 99.1             Press Release, issued April 29, 2004